UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
       PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE OF 1934



                        Date of Report: JANUARY 17, 2002


                 INTEGRATED SPATIAL INFORMATION SOLUTIONS, INC.
                  ------------------------------------------
             (Exact name of registrant as specified in its charter)



            COLORADO              0-14273               84-0868815
            -----------        ------------          -------------
            (State of          (Commission          (IRS Employer
          incorporation)        File Number)       Identification No.)


        19039 EAST PLAZA DRIVE, SUITE 245, PARKER, CO          80134
          -----------------------------------------       ----------
          (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code: (720) 851-0716





          ------------------------------------------------------------
             (Former Name and address, if changed since last report)


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ITEM 5. OTHER EVENTS.

On January 17, 2002, the Company issued the press release attached hereto as
Exhibit 99.1.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


(c)   Exhibits

            99.1  Press Release dated January 17, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Integrated Spatial Information Solutions,
                                    Inc.


January 17, 2002                      /s/  FRED BEISSER
                                    ------------------------------------------
                                    Frederick G. Beisser
                                    Vice President - Finance & Administration

                                  EXHIBIT INDEX



Exhibit 99.1 - Press Release dated January 17, 2002.